Waddell & Reed Advisors Funds
                    Value Fund

                    Semiannual
                    Report
                    -----------------
                    December 31, 2001

CONTENTS


         3     President's Letter

         5     Performance Summary

         7     Portfolio Highlights

         8     Investments

        13     Statement of Assets and Liabilities

        14     Statement of Operations

        15     Statement of Changes in Net Assets

        16     Financial Highlights

        20     Notes to Financial Statements

        25     Independent Auditors' Report

        26     Annual Privacy Notice

        28     Householding Notice

        30     Directors & Officers





This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Value Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Value Fund, Inc. current prospectus and current Fund performance information.

PRESIDENT'S LETTER OF VALUE FUND

     December 31, 2001


Dear Shareholder:


We are pleased to share with you this report on your Fund's operations for the six months ended December 31, 2001.

The last six months were dominated by the tragic events of September 11, 2001, the onset of the war on terrorism, and a difficult, recessionary market environment. The attacks were emotionally staggering, yet they seemed to have helped solidify our resolve as a country and to remind us of the robust nature of the American spirit. Many of us have faced these challenges and turned them into opportunities: to reconnect with loved ones, to renew commitments to our values and to use our experiences to move forward. We also can take encouragement from the fact that, by year-end, the economy showed some indications of turning around.

Apparently spurred by the Federal Reserve's eleven interest rate cuts during 2001, along with some early success in the war, the markets recovered somewhat toward the end of the year as many analysts began to anticipate a recovery in 2002. While we view this as a positive sign for the year to come, we believe that the challenges of 2001 may take some time to overcome.

At December 31, many of the primary equity indexes posted losses for the second half of 2001. For the last six months, the technology-heavy Nasdaq Industrials Index was down 8.40 percent. The other two major indexes also suffered during the period, although not quite as much, as the S&P 500 Index declined 5.60 percent and the Dow Jones Industrial Average declined 3.72 percent.

By contrast, bonds have done a bit better during the last six months, as evidenced by the Salomon Brothers Broad Investment Grade Index increasing 4.73 percent for the period. It appears that a combination of the declining stock market, interest rate cuts and a slower economy has helped bond performance over the last six months.

As you review your finances, it is helpful to note that, while the market may decline in the face of economic uncertainty and geopolitical events, it often rebounds over the intermediate or long term. While the current circumstances may be difficult, we believe that it is unwise to act impulsively. We believe that the best way to approach a fluctuating market is to develop and maintain a personal financial plan. From our experience, those who adhere to a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts.

Ultimately, we believe that it is essential for serious investors to maintain a long-term perspective and to maintain a diversified portfolio. Short-term downturns often create excellent buying opportunities, as well as opportunities to further diversify holdings. We believe that it remains important for all investors to review their investment asset allocation on a regular basis to ensure that it continues to adhere to individual risk tolerance and is adaptable to market changes.

Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing dedication and partnership.


Respectfully,
Henry J. Herrmann
President

SHAREHOLDER SUMMARY OF VALUE FUND

------------------------------------------------------------------
Value Fund

GOAL
Seeks long-term capital appreciation.

Strategy
Invests, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Fund seeks to invest in stocks that are, in the opinion of the Fund's investment manager, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation.

Founded
2000

Scheduled Dividend Frequency
Annually (December)


Performance Summary -- Class A Shares
           Per Share Data
For the Six Months Ended December 31, 2001
---------------------------------------------
Dividend paid               $0.03
                           ======
Net asset value on

  12-31-01                 $10.80
   6-30-01                  10.82
                           ------
Change per share           $(0.02)
                           ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF VALUE FUND

------------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.
Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 12-31-01    1.82%        8.03%           2.98%         6.98%
 5-year period
  ended 12-31-01     ---          ---             ---           ---
10-year period
  ended 12-31-01     ---          ---             ---           ---
Since inception
  of Class (F)      2.03%        7.99%           3.16%         6.98%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)12-15-00 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period            Class C (B)  Class Y (C)
------           -----------  -----------
 1-year period
  ended 12-31-01    7.18%        8.42%
 5-year period
  ended 12-31-01     ---          ---
10-year period
  ended 12-31-01     ---          ---
Since inception
  of Class (D)       7.17%       8.47%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
 (C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)12-15-00 for Class C shares and Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF VALUE FUND

------------------------------------------------------------------
Portfolio Highlights

On December 31, 2001, Waddell & Reed Advisors Value Fund, Inc. had net assets totaling $293,719,199 invested in a diversified portfolio of:

 74.19%  Common Stocks
 25.27%  Cash and Cash Equivalents
  0.54%  Preferred Stock

As a shareholder of Waddell & Reed Advisors Value Fund, Inc., for every $100 you had invested on December 31, 2001, your Fund owned:

 $31.32  Manufacturing Stocks
  25.27  Cash and Cash Equivalents
  15.74  Finance, Insurance and Real Estate Stocks
  12.68  Transportation, Communication, Electric
           and Sanitary Services Stocks
   4.71  Services Stocks
   4.56  Mining Stocks
   2.59  Miscellaneous Investing Institutions Stocks
   2.12  Wholesale and Retail Trade Stocks
   0.54  Preferred Stock
   0.47  Contract Construction Stock

THE INVESTMENTS OF VALUE FUND

     December 31, 2001

                                              Shares          Value

COMMON STOCKS
Amusement and Recreation Services - 0.54%
 Walt Disney Company (The)  ..............    77,000   $  1,595,440
                                                       ------------

Business Services - 4.17%
 Amdocs Limited*  ........................   195,000      6,624,150
 AOL Time Warner Inc.*  ..................   107,500      3,450,750
 Cendant Corporation*  ...................   110,840      2,173,572
                                                       ------------
                                                         12,248,472
                                                       ------------

Chemicals and Allied Products - 6.96%
 Abbott Laboratories  ....................    22,500      1,254,375
 Air Products and Chemicals, Inc.  .......    62,000      2,908,420
 American Home Products Corporation  .....    51,000      3,129,360
 Biogen, Inc.*  ..........................    15,000        860,325
 Dow Chemical Company (The)  .............    94,100      3,178,698
 du Pont (E.I.) de Nemours and Company  ..    40,000      1,700,400
 PPG Industries, Inc.  ...................    20,500      1,060,260
 Pharmacia Corporation  ..................    92,500      3,945,125
 Schering-Plough Corporation  ............    66,800      2,392,108
                                                       ------------
                                                         20,429,071
                                                       ------------

Communication - 7.66%
 ALLTEL Corporation  .....................    32,500      2,006,225
 AT&T Wireless Services, Inc.*  ..........   100,000      1,437,000
 BellSouth Corporation  ..................    55,000      2,098,250
 Cox Communications, Inc., Class A*  .....   101,400      4,249,674
 SBC Communications Inc.  ................   138,000      5,405,460
 Verizon Communications Inc.  ............    48,500      2,301,810
 WorldCom, Inc. - WorldCom group*  .......   354,600      4,994,541
                                                       ------------
                                                         22,492,960
                                                       ------------

Depository Institutions - 3.88%
 Bank of America Corporation  ............    30,000      1,888,500
 Citigroup Inc.  .........................   100,000      5,048,000
 Morgan (J.P.) Chase & Co.  ..............    85,000      3,089,750
 U.S. Bancorp  ...........................    65,000      1,360,450
                                                       ------------
                                                         11,386,700
                                                       ------------
See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF VALUE FUND

     December 31, 2001

                                              Shares          Value

COMMON STOCKS (Continued)
Eating and Drinking Places - 0.68%
 McDonald's Corporation  .................    75,000   $  1,985,250
                                                       ------------

Electric, Gas and Sanitary Services - 4.55%
 Allegheny Energy, Inc.  .................    55,000      1,992,100
 American Electric Power Company, Inc.  ..    35,000      1,523,550
 Cinergy Corp.  ..........................    50,000      1,671,500
 PPL Corporation  ........................    80,000      2,788,000
 Williams Companies, Inc. (The)  .........   211,000      5,384,720
                                                       ------------
                                                         13,359,870
                                                       ------------

Electronic and Other Electric Equipment - 1.14%
 Nokia Corporation, Series A, ADR  .......   136,950      3,359,384
                                                       ------------

Food and Kindred Products - 3.93%
 ConAgra Foods, Inc.  ....................   225,000      5,348,250
 Dean Foods Company*  ....................    45,000      3,069,000
 General Mills, Inc.  ....................    60,000      3,120,600
                                                       ------------
                                                         11,537,850
                                                       ------------

General Merchandise Stores - 1.44%
 Federated Department Stores, Inc.*  .....   103,700      4,241,330
                                                       ------------

Heavy Construction, Excluding Building - 0.47%
 Fluor Corporation  ......................    37,000      1,383,800
                                                       ------------

Holding and Other Investment Offices - 2.59%
 Archstone-Smith Trust  ..................    70,000      1,841,000
 Equity Office Properties Trust  .........    42,000      1,263,360
 Equity Residential Properties Trust  ....    70,000      2,009,700
 Vornado Realty Trust  ...................    60,000      2,496,000
                                                       ------------
                                                          7,610,060
                                                       ------------

Industrial Machinery and Equipment - 2.82%
 Deere & Company*  .......................    30,000      1,309,800
 Imagistics International Inc.*  .........     4,400         54,340
See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF VALUE FUND

     December 31, 2001

                                              Shares          Value

COMMON STOCKS (Continued)
Industrial Machinery and Equipment (Continued)
 International Business Machines Corporation  40,000   $  4,838,400
 Pitney Bowes Inc.  ......................    55,000      2,068,550
                                                       ------------
                                                          8,271,090
                                                       ------------

Instruments and Related Products - 3.43%
 Becton, Dickinson and Company  ..........    55,000      1,823,250
 Honeywell International Inc.  ...........    74,000      2,502,680
 Northrop Grumman Corporation  ...........    56,900      5,736,089
                                                       ------------
                                                         10,062,019
                                                       ------------

Insurance Agents, Brokers and Service - 0.38%
 Hartford Financial Services
   Group Inc. (The) ......................    17,700      1,112,091
                                                       ------------

Insurance Carriers - 6.92%
 ACE LIMITED  ............................    64,500      2,589,675
 Allstate Corporation (The)  .............    77,500      2,611,750
 American International Group, Inc.  .....    20,000      1,588,000
 Berkshire Hathaway Inc., Class B*  ......     3,800      9,595,000
 Fidelity National Financial, Inc.  ......    55,000      1,364,000
 First American Corporation (The)  .......    60,000      1,124,400
 Prudential Financial, Inc.*  ............    43,800      1,453,722
                                                       ------------
                                                         20,326,547
                                                       ------------

Metal Mining - 0.65%
 Newmont Mining Corporation  .............   100,000      1,911,000
                                                       ------------

Nondepository Institutions - 3.36%
 American Express Company  ...............   126,700      4,521,923
 Fannie Mae  .............................    42,500      3,378,750
 First Data Corporation  .................    25,000      1,961,250
                                                       ------------
                                                          9,861,923
                                                       ------------

Oil and Gas Extraction - 3.91%
 Anadarko Petroleum Corporation  .........    52,500      2,984,625
See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF VALUE FUND

     December 31, 2001

                                              Shares          Value

COMMON STOCKS (Continued)
Oil and Gas Extraction (Continued)
 Burlington Resources Inc.  ..............    83,300   $  3,127,082
 OCCIDENTAL PETROLEUM CORPORATION  .......   145,000      3,846,850
 Ocean Energy, Inc.  .....................    80,000      1,536,000
                                                       ------------
                                                         11,494,557
                                                       ------------

Paper and Allied Products - 3.82%
 Jefferson Smurfit Group, ADR  ...........   100,000      2,250,000
 Kimberly-Clark Corporation  .............    88,700      5,304,260
 Minnesota Mining and Manufacturing Company   31,000      3,664,510
                                                       ------------
                                                         11,218,770
                                                       ------------

Petroleum and Coal Products - 1.75%
 BP Amoco p.l.c., ADR  ...................    20,000        930,200
 Exxon Mobil Corporation  ................    70,000      2,751,000
 Royal Dutch Petroleum Company, NY Shares     30,000      1,470,600
                                                       ------------
                                                          5,151,800
                                                       ------------

Printing and Publishing - 0.48%
 McGraw-Hill Companies, Inc. (The)  ......    23,000      1,402,540
                                                       ------------

Railroad Transportation - 0.47%
 HOLding Company Depositary ReceiptS
   for shares of common stock of
   Canadian Pacific Limited* .............    35,000      1,373,050
                                                       ------------

Real Estate - 0.57%
 Security Capital Group Incorporated,
   Class B* ..............................    66,000      1,674,420
                                                       ------------

Rubber and Miscellaneous Plastics Products - 2.67%
 Sealed Air Corporation*  ................   192,500      7,857,850
                                                       ------------

Security and Commodity Brokers - 0.63%
 Goldman Sachs Group, Inc. (The)  ........    20,000      1,855,000
                                                       ------------
See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF VALUE FUND

     December 31, 2001

                                              Shares          Value

COMMON STOCKS (Continued)
Tobacco Products - 2.00%
 Philip Morris Companies Inc.  ...........    89,960   $  4,124,666
 UST Inc.  ...............................    50,000      1,750,000
                                                       ------------
                                                          5,874,666
                                                       ------------

Transportation Equipment - 2.32%
 BorgWarner Inc.  ........................    26,500      1,384,625
 Lockheed Martin Corporation  ............    57,500      2,683,525
 Superior Industries International, Inc.      68,500      2,757,125
                                                       ------------
                                                          6,825,275
                                                       ------------

TOTAL COMMON STOCKS - 74.19%                           $217,902,785
 (Cost: $209,465,398)

PREFERRED STOCK - 0.54%
Rubber and Miscellaneous Plastics Products
 Sealed Air Corporation, $2,
   Convertible ...........................    38,500   $  1,595,825
                                                       ------------
 (Cost: $1,546,300)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 9.85%
 BOC Group Inc. (DE),
   1.85%, 1-2-02 .........................   $ 7,485      7,484,615
 du Pont (E.I.) de Nemours and Company,
   1.69631%, Master Note .................     6,461      6,461,000
 Merck & Co., Inc.,
   1.75%, 1-18-02 ........................     7,000      6,994,215
 Procter & Gamble Company (The),
   1.92%, 1-11-02 ........................     8,000      7,995,733
                                                       ------------
                                                         28,935,563
                                                       ------------


See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF VALUE FUND

     December 31, 2001

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
 Food and Kindred Products - 3.55%
 General Mills, Inc.,
   2.0756%, Master Note ..................   $ 4,453   $  4,453,000
 Nestle Capital Corp.,
   2.04%, 1-25-02 ........................     6,000      5,991,840
                                                       ------------
                                                         10,444,840
                                                       ------------

 Instruments and Related Products - 1.70%
 Emerson Electric Co.,
   1.77%, 1-11-02 ........................     5,000      4,997,542
                                                       ------------

 Paper and Allied Products - 1.70%
 Kimberly-Clark Corporation,
   1.78%, 2-14-02 ........................     5,000      4,989,122
                                                       ------------

 Wholesale Trade - Nondurable Goods - 2.06%
 Unilever Capital Corporation:
   2.01%, 1-15-02 ........................     5,000      4,996,092
   1.79%, 2-1-02 .........................     1,046      1,044,388
                                                       ------------
                                                          6,040,480
                                                       ------------

Total Commercial Paper - 18.86%                          55,407,547

Municipal Obligation - 0.66%
 Washington
 Washington State Housing Finance Commission,
   Taxable Variable Rate Demand Multifamily
   Revenue Bonds (Mill Pointe Apartments Project),
   Series 1999B (U.S. Bank, National Association),
   1.95%, 1-2-02 .........................     1,935      1,935,000
                                                       ------------

Repurchase Agreement - 5.04%
 J.P. Morgan Securities Inc., 1.6% Repurchase
   Agreement dated 12-31-01, to be
   repurchased at $14,804,316 on 1-2-02**.    14,803     14,803,000
                                                       ------------

See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF VALUE FUND

     December 31, 2001

                                                              Value

TOTAL SHORT-TERM SECURITIES - 24.56%                   $ 72,145,547
 (Cost: $72,145,547)

TOTAL INVESTMENT SECURITIES - 99.29%                   $291,644,157
 (Cost: $283,157,245)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.71%         2,075,042

NET ASSETS - 100.00%                                   $293,719,199


Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.

**Collateralized by $15,031,400 U.S. Treasury Bond, 8.125% due 5-15-21; market value and accrued interest aggregate $15,159,071.

  See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

  See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     VALUE FUND
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities - at value
   (Notes 1 and 4) .................................     $291,644
 Cash  .............................................            1
 Receivables:
   Fund shares sold ................................        3,582
   Dividends and interest ..........................          347
 Prepaid insurance premium (Note 2) ................            2
                                                         --------
    Total assets  ..................................      295,576
LIABILITIES                                              --------
 Payable to Fund shareholders ......................        1,099
 Payable for investment securities purchased .......          623
 Accrued shareholder servicing (Note 3) ............           57
 Accrued service fee (Note 3)  .....................           36
 Accrued distribution fee (Note 3)  ................           15
 Accrued management fee (Note 3) ...................            6
 Accrued accounting services fee (Note 3) ..........            5
 Other  ............................................           16
                                                         --------
    Total liabilities  .............................        1,857
                                                         --------
      Total net assets .............................     $293,719
NET ASSETS                                               ========
 $0.001 par value capital stock:
   Capital stock ...................................     $     27
   Additional paid-in capital ......................      287,213
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss....           (5)
   Accumulated undistributed net realized loss on
    investment transactions  .......................       (2,003)
   Net unrealized appreciation in value of
    investments  ...................................        8,487
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $293,719
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................       $10.80
 Class B  ..........................................       $10.73
 Class C  ..........................................       $10.75
 Class Y  ..........................................       $10.81
Capital shares outstanding:
 Class A  ..........................................       22,867
 Class B  ..........................................        2,383
 Class C  ..........................................        1,530
 Class Y  ..........................................          431
Capital shares authorized ........................      1,000,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     VALUE FUND
     For the Six Months Ended December 31, 2001
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Dividends .......................................       $1,383
   Interest and amortization........................          589
                                                           ------
    Total income  ..................................        1,972
                                                           ------
 Expenses (Note 3):
   Investment management fee .......................          697
   Shareholder servicing:
     Class A .......................................          244
     Class B .......................................           46
     Class C .......................................           20
     Class Y  ......................................            2
   Service fee:
     Class A  ......................................          160
     Class B .......................................           24
     Class C .......................................           16
   Distribution fee:
     Class A  ......................................           19
     Class B .......................................           72
     Class C .......................................           47
   Registration fees ...............................          130
   Accounting services fee..........................           27
   Audit fees.......................................            7
   Custodian fees ..................................            7
   Legal fees ......................................          ---*
   Other............................................           54
                                                           ------
       Total expenses ..............................        1,572
                                                           ------
       Net investment income  ......................          400
                                                           ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTES 1 AND 4)
 Realized net loss on investments  .................       (1,598)
 Unrealized appreciation in value of investments
   during the period ...............................        5,025
                                                           ------
   Net gain on investments .........................        3,427
                                                           ------
    Net increase in net assets resulting from
      operations ...................................       $3,827
                                                           ======

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     VALUE FUND
     (In Thousands)

                                                           For the
                                                 For the period from
                                                   six   December 15,
                                                  months    2000*
                                                  ended    through
                                               December 31,June 30,
                                                   2001      2001
INCREASE (DECREASE) IN NET ASSETS               --------- ---------
 Operations:
   Net investment income ............           $    400   $   358
   Realized net loss on investments .             (1,598)     (405)
   Unrealized appreciation ..........              5,025     3,462
                                                --------  --------
    Net increase in net assets
      resulting from operations .....              3,827     3,415
                                                --------  --------
 Distributions to shareholders from
   net investment income (Note 1E):**
    Class A  ........................               (736)      ---
    Class B  ........................                ---       ---
    Class C  ........................                ---       ---
    Class Y  ........................                (27)      ---
                                                --------  --------
                                                    (763)      ---
                                                --------  --------
 Capital share transactions
   (Note 6) .........................            159,073   128,067
                                                --------  --------
      Total increase ................           162,137    131,482
NET ASSETS
 Beginning of period  ...............            131,582       100
                                                --------  --------
 End of period  .....................           $293,719  $131,582
                                                ========  ========
   Undistributed net investment income (loss)        $(5)     $358
                                                ========  ========
 *Commencement of operations.
**See "Financial Highlights" on pages 16 - 19.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     VALUE FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                            For the        For the
                                six       period from
                             months       12-15-00*
                              ended        through
                           12-31-01        6-30-01
                           --------       --------
Net asset value,
 beginning of period         $10.82         $10.00
                              -----         ------
Income from investment
 operations:
 Net investment income         0.00           0.03
 Net realized and
   unrealized gain
   on investments ..           0.01           0.79
                              -----         ------
Total from investment
 operations  .......           0.01           0.82
                              -----         ------
Less distributions
 from net investment
   income ..........          (0.03)         (0.00)
                              -----         ------
Net asset value,
 end of period  ....         $10.80         $10.82
                             ======         ======
Total return** .....           0.14%          8.20%
Net assets, end of period (in
 millions)  ........           $247           $109
Ratio of expenses to average
 net assets including
 voluntary expense waiver      1.43%***       1.47%***
Ratio of net investment
 income to average net assets
 including voluntary expense
 waiver ............           0.54%***       1.17%***
Ratio of expenses to average
 net assets excluding               Not
 voluntary expense waiver       applicable    1.50%***
Ratio of net investment
 income to average net assets
 excluding voluntary expense        Not
 waiver  ...........            applicable    1.14%***
Portfolio turnover rate       16.31%          9.60%
  *Commencement of operations of the class.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     VALUE FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                            For the        For the
                                six       period from
                             months       12-15-00*
                              ended        through
                           12-31-01        6-30-01
                           --------       --------
Net asset value,
 beginning of period         $10.77         $10.00
                              -----         ------
Income (loss) from investment
 operations:
 Net investment income (loss) (0.02)          0.00
 Net realized and
 unrealized gain (loss)
 on investments  ...          (0.02)          0.77
                              -----         ------
Total from investment
 operations   ......          (0.04)          0.77
                              -----         ------
Less distributions
 from net investment
   income ..........          (0.00)         (0.00)
                              -----         ------
Net asset value,
 end of period  ....         $10.73         $10.77
                              =====         ======
Total return .......          -0.37%          7.70%
Net assets, end of period (in
 millions)  ........            $26            $13
Ratio of expenses to average
 net assets including
 voluntary expense waiver      2.41%**        2.42%**
Ratio of net investment
 income to average net assets
 including voluntary expense
 waiver  ...........          -0.45%**        0.14%**
Ratio of expenses to average
 net assets excluding               Not
 voluntary expense waiver       applicable    2.46%**
Ratio of net investment
 income to average net assets
 excluding voluntary expense        Not
 waiver  ...........            applicable    0.10%**
Portfolio turnover rate       16.31%          9.60%

 *Commencement of operations of the class.
**Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     VALUE FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                            For the        For the
                                six       period from
                             months       12-15-00*
                              ended        through
                           12-31-01        6-30-01
                           --------       --------
Net asset value,
 beginning of period         $10.77         $10.00
                              -----         ------
Income (loss) from investment
 operations:
Net investment income (loss)  (0.02)          0.01
Net realized and
 unrealized gain (loss)
 on investments  ...          (0.00)          0.76
                              -----         ------
Total from investment
 operations   ......          (0.02)          0.77
                              -----         ------
Less distributions
 from net investment
   income ..........          (0.00)         (0.00)
                              -----         ------
Net asset value,
 end of period  ....         $10.75         $10.77
                              =====         ======
Total return .......          -0.19%          7.70%
Net assets, end of period (in
 millions)  ........            $16             $9
Ratio of expenses to average
 net assets including
 voluntary expense waiver      2.25%**        2.25%**
Ratio of net investment
 income to average net assets
 including voluntary expense
 waiver ............          -0.29%**        0.39**
Ratio of expenses to average
 net assets excluding               Not
 voluntary expense waiver       applicable    2.29%**
Ratio of net investment
 income to average net assets
 excluding voluntary expense        Not
 waiver  ...........            applicable    0.36%**
Portfolio turnover rate       16.31%          9.60%

 *Commencement of operations of the class.
**Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

     VALUE FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                            For the        For the
                                six       period from
                             months       12-15-00*
                              ended        through
                           12-31-01        6-30-01
                           --------       --------
Net asset value,
 beginning of period         $10.84         $10.00
                              -----         ------
Income (loss) from investment
 operations:
 Net investment income (loss) (0.03)          0.07
 Net realized and
   unrealized gain
   on investments ..           0.07           0.77
                              -----         ------
Total from investment
 operations  .......           0.04           0.84
                              -----         ------
Less distributions
 from net investment
   income ..........          (0.07)         (0.00)
                              -----         ------
Net asset value,
 end of period  ....         $10.81         $10.84
                             ======         ======
Total return .......           0.42%          8.40%
Net assets, end of
 period (in
 millions)  ........             $5             $1
Ratio of expenses to average
 net assets including
 voluntary expense waiver      1.07%**        1.11%**
Ratio of net investment
 income to average net assets
 including voluntary expense
 waiver ............           0.93%**        1.77%**
Ratio of expenses to average
 net assets excluding               Not
 voluntary expense waiver       applicable    1.13%**
Ratio of net investment
 income to average net assets
 excluding voluntary expense        Not
 waiver  ...........            applicable    1.75%**
Portfolio turnover rate       16.31%          9.60%

 *Commencement of operations of the class.
**Annualized.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

     December 31, 2001

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 - Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

The Fund, a Maryland corporation, was organized on September 7, 2000 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until December 15, 2000 (the date of the initial public offering).

On November 28, 2000, Waddell & Reed, Inc. ("W&R") purchased for investment 10,000 Class A shares of the Fund at their net asset value of $10.00 per share.

Prepaid registration expenses in the amount of $55,286 were paid by the Fund and were amortized over the twelve months following the initial public offering.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

The Fund pays a fee to Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager and a wholly owned subsidiary of W&R, for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. However, WRIMCO has voluntarily agreed to waive its management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. The Fund accrues and pays this fee daily.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 11,000
          From $   25 to $   50                $ 22,000
          From $   50 to $  100                $ 33,000
          From $  100 to $  200                $ 44,000
          From $  200 to $  350                $ 55,000
          From $  350 to $  550                $ 66,000
          From $  550 to $  750                $ 77,000
          From $  750 to $1,000                $ 93,500
               $1,000 and Over                 $110,000


In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.3375 per account, paid monthly. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,063,215. During the period ended December 31, 2001, W&R received $12,925 and $2,517 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,448,388 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid no Directors' fees during the period ended December 31, 2001.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $133,195,494, while proceeds from maturities and sales aggregated $25,677,225. Purchases of short-term securities aggregated $1,239,564,579, while proceeds from maturities and sales aggregated $1,190,435,000. No U.S. Government obligations were purchased or sold during the period ended December 31, 2001.

For Federal income tax purposes, cost of investments owned at December 31, 2001 was $283,157,245, resulting in net unrealized appreciation of $8,486,912, of which $12,940,442 related to appreciated securities and $4,453,530 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $405,394 during the fiscal period ended June 30, 2001. These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized by June 30, 2009.

NOTE 6 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.


                           For the       For the
                         six months        period
                              ended         ended
                       December 31,      June 30,
                               2001          2001
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............       14,873        10,375
 Class B .............        1,382         1,221
 Class C .............          925           916
 Class Y  ............          378            92
Shares issued from reinvestment
 of dividend:
 Class A  ............           69           ---
 Class B .............          ---           ---
 Class C .............          ---           ---
 Class Y  ............            2           ---
Shares redeemed:
 Class A  ............       (2,117)         (342)
 Class B .............         (210)          (10)
 Class C .............         (226)          (85)
 Class Y  ............          (37)           (5)
                             ------        ------
Increase in
 outstanding capital
 shares ..............       15,039        12,162
                             ======        ======

Value issued from sale
 of shares:
 Class A  ............     $157,184      $109,226
 Class B .............       14,466        12,919
 Class C .............        9,690         9,640
 Class Y  ............        3,982           950
Value issued from reinvestment
 of dividend:
 Class A  ............          725           ---
 Class B .............          ---           ---
 Class C .............          ---           ---
 Class Y  ............           26           ---
Value redeemed:
 Class A  ............      (22,096)       (3,632)
 Class B .............       (2,174)         (109)
 Class C .............       (2,336)         (880)
 Class Y  ............         (394)          (47)
                           --------      --------
Increase in
 outstanding capital .     $159,073      $128,067
                           ========      ========

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Waddell & Reed Advisors Value Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Value Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the six-month period then ended, the statements of changes in net assets and the financial highlights for the six-month period then ended and the fiscal period December 15, 2000 (inception) through June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Value Fund, Inc. as of December 31, 2001, the results of its operations for the six-month period then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2002

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and W&R Funds, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice


If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:


As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Henry J. Herrmann, President
Harry M. Flavin, Vice President
Theodore W. Howard, Vice President and Treasurer
Cynthia P. Prince-Fox, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds


Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1021SA(12-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.